Exhibit 10.29

EXECUTION VERSION

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

made by

LBM MIDCO, LLC,

LBM BORROWER, LLC,

and certain of its Domestic Subsidiaries,

in favor of

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Collateral Agent

Dated as of August 20, 2015

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (as defined herein) pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Base Intercreditor Agreement and the ABL/Term Loan Intercreditor Agreement (each as defined herein). In the event of any conflict between the terms of any Intercreditor Agreement (as defined herein) and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the First Lien Collateral Agent and any Additional Agent (each as defined herein), in the case of the Base Intercreditor Agreement, (ii) the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent (as defined herein) and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement (as defined herein).

SECTION 8 NON-LENDER SECURED PARTIES		46
8.1	Rights to Collateral	46
8.2	Appointment of Agent	47
8.3	Waiver of Claims	47
8.4	Designation of Non-Lender Secured Parties	48

SECTION 9 MISCELLANEOUS		48
9.1	Amendments in Writing	48
9.2	Notices	48
9.3	No Waiver by Course of Conduct; Cumulative Remedies	49
9.4	Enforcement Expenses; Indemnification	49
9.5	Successors and Assigns	50
9.6	Set-Off	50
9.7	Counterparts	50
9.8	Severability	50
9.9	Section Headings	50
9.10	Integration	51
9.11	GOVERNING LAW	51
9.12	Submission to Jurisdiction; Waivers	51
9.13	Acknowledgments	52
9.14	WAIVER OF JURY TRIAL	52
9.15	Additional Granting Parties	53
9.16	Releases	53
9.18	Transfer Tax Acknowledgment	55

SCHEDULES

Schedule 1	—	Notice Addresses of Guarantors
Schedule 2	—	Pledged Securities
Schedule 3	—	Perfection Matters
Schedule 4A	—	Financing Statements
Schedule 4B	—	Jurisdiction of Organization
Schedule 5	—	Intellectual Property
Schedule 6	—	Commercial Tort Claims
Schedule 7	—	Letter-of-Credit Rights

ANNEXES

Annex 1	—	Acknowledgment and Consent of Issuers who are not Granting Parties
Annex 2	—	Assumption Agreement
Annex 3	—	Supplemental Agreement
Annex 4	—	Joinder and Release

2

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 20, 2015, made by LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (together with any successor in interest thereto, “Holding”) and certain Subsidiaries of the Borrower from time to time party hereto, in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below) and administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Credit Agreement described below.

WITNESSETH:

WHEREAS, pursuant to that certain Second Lien Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “Credit Agreement”), among Holding, the Borrower, the Collateral Agent, the Administrative Agent, and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes Holding, the Borrower, the Borrower’s Domestic Subsidiaries that are party hereto or that becomes a party hereto from time to time after the date hereof (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto) (the Borrower, Holding and such Domestic Subsidiaries party hereto, collectively, the “Granting Parties”);

WHEREAS, the Borrower and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligations of the Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to that certain First Lien Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under, such agreement or successor agreements, the “First Lien Credit Agreement”), among Holding, the Borrower, Credit Suisse AG, Cayman Islands Branch as collateral agent and as administrative agent (in such capacities, and together with its successors and assigns in such capacities, the “First Lien Collateral Agent”), and the other parties party thereto, the Lenders party thereto have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain First Lien Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “First Lien Collateral Agreement”), among Holding, the Borrower, certain wholly owned Domestic Subsidiaries of the Borrower and, Credit Suisse AG, Cayman Islands Branch, as First Lien Collateral Agent, the Borrower and such other Domestic Subsidiaries have granted a first priority Lien to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties (as defined herein) on the Term Loan Priority Collateral (as defined herein) and a second priority Lien to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties on the ABL Priority Collateral (as defined herein);

WHEREAS, the Collateral Agent and the First Lien Collateral Agent have entered into a First/Second Lien Intercreditor Agreement dated as of the date hereof and acknowledged by Holding, the Borrower and the other Granting Parties (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to subsection 9.1), the “Base Intercreditor Agreement”);

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “ABL Credit Agreement”), among Holding, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto as Subsidiary Borrowers (as defined in the ABL Credit Agreement), Royal Bank of Canada, as collateral agent and as administrative agent (in such capacities, and together with its successors and assigns in such capacities, the “ABL Collateral Agent”), and the other parties party thereto, the lenders party thereto have severally agreed to make extensions of credit to the Borrower and the Subsidiary Borrowers party thereto upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain ABL Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “ABL Collateral Agreement”), among Holding, the Borrower, certain wholly owned Domestic Subsidiaries of the Borrower and the ABL Collateral Agent, the Borrower and such Domestic Subsidiaries have granted a first priority Lien to the ABL Collateral Agent for the benefit of the ABL Secured Parties (as defined herein) on the ABL Priority Collateral (as defined herein) and a third priority Lien for the benefit of the ABL Secured Parties on the Term Loan Priority Collateral (as defined herein) (subject in each case to Permitted Liens);

WHEREAS, the Collateral Agent, the First Lien Collateral Agent and the ABL Collateral Agent have entered into an ABL/Term Loan Intercreditor Agreement, acknowledged by Holding, the Borrower and the other Granting Parties, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “ABL/Term Loan Intercreditor Agreement”); and

WHEREAS, the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent and/or one or more Additional Agents may in the future enter into one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, and in consideration of the receipt of other valuable consideration (which receipt is hereby acknowledged), each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined below), as follows:

SECTION 1 DEFINED TERMS

1.1                               Definitions.

(a)                                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined: Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Letter of Credit Rights, Instruments, Money, Securities Accounts and Supporting Obligations.

(b)                                 The following terms shall have the following meanings:

“ABL Collateral Agent”: as defined in the recitals hereto.

“ABL Collateral Agreement”: as defined in the recitals hereto.

“ABL Credit Agreement”: as defined in the recitals hereto and as further defined in the ABL/Term Loan Intercreditor Agreement.

“ABL Obligations”: as defined in the ABL/Term Loan Intercreditor Agreement.

“ABL Priority Collateral”: as defined in the ABL/Term Loan Intercreditor Agreement.

“ABL Secured Parties”: the “Secured Parties” as defined in the ABL Collateral Agreement.

“ABL/Term Loan Intercreditor Agreement”: as defined in the recitals hereto.

“Accounts”: all accounts (as defined in the Code) of each Grantor, including, without limitation, all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor.

“Accounts Receivable”: any right to payment, whether or not earned by performance, for goods sold, leased, licensed, assigned or otherwise disposed, or for services rendered or to be rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional Agent”: as defined in the Base Intercreditor Agreement.

“Additional Collateral Documents”: as defined in the Base Intercreditor Agreement.

“Additional Credit Facilities”: as defined in the Base Intercreditor Agreement.

“Additional Obligations”: as defined in the Base Intercreditor Agreement.

“Additional Secured Parties”: as defined in the Base Intercreditor Agreement.

“Adjusted Net Worth”: of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the First Lien Credit Agreement, the ABL Credit Agreement or any Additional Credit Facility) on such date.

“Administrative Agent”: as defined in the preamble hereto.

“Agent”: any of, the Administrative Agent, the Collateral Agent or any Additional Agent with respect to the Obligations.

“Agreement”: this Second Lien Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: as defined in Section 9.8 hereof.

“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including, without limitation, the processing of payments and other administrative services with respect thereto), (c) cash management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking products or services as may be requested by any Grantor (other than letters of credit and other than loans except indebtedness arising from services described in clauses (a) through (c) of this definition).

“Bank Products Provider” shall mean any Person that (a) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents as designated by the Borrower in accordance with Section 8.4 hereof (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider with respect to more than one Credit Facility) and (b) (i) is a Lender or an Agent or an Affiliate of a Lender or an Agent at the time it enters into such Bank Product Agreement, (ii) becomes a Lender or an Agent or an Affiliate of a Lender or an Agent within thirty (30) days after the time it enters into such Bank Product Agreement, provided that no such Person shall be considered a Bank Product Provider or a Secured Party until such time as such Person has become a Lender or an Agent or an Affiliate of a Lender or an Agent, (iii) with respect to Bank Product Agreements in effect as of the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Agent or an Affiliate of a Lender or an Agent or (iv) is a Grandfathered Person.

“Bankruptcy Case”: (i) Holding or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holding, the Borrower or any of the Borrower’s Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holding, the Borrower or any of the Borrower’s Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Bankruptcy Code” shall mean title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Base Intercreditor Agreement”: as defined in the recitals hereto.

“Blocked Account”: as defined in the ABL Credit Agreement.

“Borrower”: as defined in the preamble hereto.

“Borrower Obligations”: the collective reference to (i) all obligations and liabilities of the Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest and fees accruing after the maturity of the Loans and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and (ii) all other obligations and liabilities of the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, this Agreement, the other Loan Documents, any Hedging Agreement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee of Holding or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.

“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”: as defined in Section 3 hereof; provided that, for purposes of Section 8, “Collateral” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral Account Bank”: a bank which at all times is a Collateral Agent or a Lender or an affiliate thereof as selected by the relevant Grantor and consented to in writing by the Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Agent”: as defined in the preamble hereto.

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: the Person designated for the purpose of representing the Secured Parties with respect to the Collateral pursuant to this Agreement, the Credit Agreement, the First/Second Lien Intercreditor Agreement, the ABL/Term Loan Intercreditor Agreement and each Other Intercreditor Agreement (on and after the execution thereof).

“Commercial Tort Action”: any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $10,000,000.

“Commodity Exchange Act”: the Commodity Exchange Act, as in effect from time to time, or any successor statute.

“Concentration Account”: as defined in the ABL Credit Agreement.

“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person that is an Affiliate or a Subsidiary of the Borrower or such Grantor, including, without limitation, any license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Core Concentration Account”: as defined in the ABL Credit Agreement.

“Credit Agreement”: as defined in the recitals hereto.

“Credit Facility”: as defined in the ABL/Term Loan Intercreditor Agreement and any “Credit Facilities” as defined in the Credit Agreement, the First Lien Credit Agreement or the ABL Credit Agreement.

“DDAs”: as defined in the ABL Credit Agreement.

“Discharge of ABL Obligations”: as defined in the ABL/Term Loan Intercreditor Agreement.

“Discharge of Additional Obligations”: as defined in the Base Intercreditor Agreement.

“Discharge of Senior Priority Obligations”: as defined in the Base Intercreditor Agreement.

“Excluded Assets”: as defined in subsection 3.3.

“First Lien Administrative Agent”: the “Administrative Agent” as defined in the First Lien Collateral Agreement.

“First Lien Collateral Agreement”: as defined in the recitals hereto.

“First Lien Credit Agreement”: as defined in the recitals hereto (as further defined in the Credit Agreement).

“First Lien Secured Parties”: the “Secured Parties” as defined in the First Lien Collateral Agreement.

“first priority”: with respect to any Lien purported to be created by the First Lien Collateral Agreement, that such Lien is the most senior Lien to which such Collateral is subject (subject to Permitted Liens under the First Lien Credit Agreement).

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof.

“General Fund Account”: the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“Grandfathered Person”: Wells Fargo Bank, N.A. and any Affiliate or Subsidiary thereof, and any successor in interest of any thereof.

“Granting Parties”: as defined in the recitals hereto.

“Grantor”: the Borrower and each Domestic Subsidiary of the Borrower that from time to time is a party hereto (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto).

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee of Holding or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, to the Other Representatives or to any Secured Party Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.

“Guarantors”: the collective reference to each Granting Party other than the Borrower.

“Hedging Provider”: any Person that (a) has entered into a Hedging Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower in accordance with Section 8.4 hereof (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider with respect to more than one Credit Facility) and (b) (i) is a Lender or an Agent or an Affiliate of a Lender or an Agent at the time it enters into such Hedging Agreement, (ii) becomes a Lender or an Agent or an Affiliate of a Lender or an Agent within thirty (30) days after the time it enters into such Hedging Agreement, provided that no such Person shall be considered a Hedging Provider or a Secured Party until such time as such Person has become a Lender or an Agent or an Affiliate of a Lender or an Agent, (iii) with respect to Hedging Agreements in effect as of the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Agent or an Affiliate of a Lender or an Agent or (iv) is a Grandfathered Person.

“Holding”: as defined in the preamble hereto.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $15,000,000 evidencing loans made by such Grantor to Holding or any of its Restricted Subsidiaries.

“Intercreditor Agreements”: (a) the Base Intercreditor Agreement (during the effectiveness thereof), (b) the ABL/Term Loan Intercreditor Agreement (during the effectiveness thereof) and (c) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Borrower and the other Granting Parties (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to subsection 9.1)) (upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including, without limitation, all Inventory (as defined in the Credit Agreement) of such Grantor.

“Investment Advisers Act”: the Investment Advisers Act of 1940, as amended from time to time.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof (other than (a) voting Capital Stock (within the meaning of Treasury Regulations section 1.956-2(c)(2), and including for these purposes any investment deemed to be equity for United States tax purposes) of any Foreign Subsidiary in excess of 65%

of any series of such stock and (b) any Capital Stock excluded from the definition of “Pledged Stock” (other than pursuant to clause (vii) of the proviso thereto) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“IRC”: the Internal Revenue Code of 1986, as amended from time to time.

“Issuers”: the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by subsection 7.3 of the Credit Agreement).

“Junior Priority Obligations”: as defined in the Base Intercreditor Agreement.

“Lender”: as defined in the preamble hereto.

“Management Credit Provider”: any Person that (a) is a beneficiary of a Management Guarantee, with the obligations of the applicable Grantor thereunder being secured by one or more Loan Documents as designated by the Borrower in accordance with Section 8.4 hereof (provided that no Person shall, with respect to any Management Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility) and (b) (i) is a Lender or an Agent or an Affiliate of a Lender or an Agent at the time it becomes a beneficiary of such Management Guarantee or (ii) becomes a Lender or an Agent or an Affiliate of a Lender or an Agent within thirty (30) days after the time it becomes a beneficiary of such Management Guarantee, provided that no such Person shall be considered a Management Credit Provider or a Secured Party until such time as such Person has become a Lender or an Agent or an Affiliate of a Lender or an Agent.

“Margin Stock”: as defined in Regulation U.

“Non-Lender Secured Parties”: the collective reference to all Bank Products Providers, Hedging Providers and Management Credit Providers and their respective successors and assigns and their permitted transferees and endorsees. For the avoidance of doubt, each reference to a “Non-Lender Secured Party” contained herein shall be a reference to such Person solely in its capacity as a Bank Products Provider, Hedging Provider and/or Management Credit Provider, as applicable, and shall not apply to any other capacity pursuant to which such Person is, or becomes, a Secured Party hereunder.

“Obligations”: (i) in the case of the Borrower, its Borrower Obligations and (ii) in the case of each Guarantor, the Guarantor Obligations of such Guarantor.

“Patent Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application or patentable invention, other than agreements with any Person that is an Affiliate or a Subsidiary of the Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5 hereto, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”: as to any Pledgor other than Holding, the Pledged Securities, and as to Holding, the Pledged Stock, in all cases, now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor other than Holding, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: with respect to any Pledgor other than Holding, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock of any Subsidiary of such Pledgor required to be pledged by such Pledgor pursuant to subsection 6.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect and, with respect to Holding, the shares of Capital Stock of the Borrower, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of the Borrower that may be issued or granted to, or held by, Holding while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and of the Credit Agreement; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the voting Capital Stock (within the meaning of Treasury Regulations section 1.956-2(c)(2), and including for these purposes any investment deemed to be equity for United States tax purposes) of any Foreign Subsidiary, (ii) any Capital Stock of a Subsidiary of any Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any Capital Stock of any Unrestricted Subsidiary, (v) subject to subsection 5.3.5(a), any Capital Stock of any Captive Insurance Subsidiary (or any Subsidiary thereof), (vi) any Margin Stock, and (vii) any Capital Stock of any Excluded Subsidiary (other than, but without limiting clause (i) above, a Subsidiary described in clause (j) of the definition thereof).

“Pledgor”: Holding (with respect to the Pledged Stock of the Borrower) and each other Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in subsection 3.3(a).

“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders, (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.

“Security Collateral”: with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Senior Priority Documents”: as defined in the Base Intercreditor Agreement.

“Senior Priority Obligations”: as defined in the Base Intercreditor Agreement.

“Senior Priority Agent”: as defined in the Base Intercreditor Agreement.

“Specified Asset”: as defined in subsection 4.2.2 hereof.

“Term Loan Priority Collateral”: as defined in the ABL/Term Loan Intercreditor Agreement.

“Trade Secret Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person that is an Affiliate or a Subsidiary of the Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person that is an Affiliate or a Subsidiary of the Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5 hereto, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2                               Other Definitional Provisions.

(a)                                 The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)                                 All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2 GUARANTEE

2.1                               Guarantee.

(a)                                 Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, as a primary obligor and not merely as surety, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations owed to the Secured Parties.

(b)                                 Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)                                  Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)                                 The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to the Borrower or a Subsidiary Guarantor), or, if such Guarantor is a Subsidiary Guarantor, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Borrower, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.

(e)                                  No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of the Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans and all other Borrower Obligations then due and owing, are paid in full in cash and the Commitments are terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to the Borrower or a Subsidiary Guarantor), or, if such Guarantor is a Subsidiary Guarantor, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Borrower, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.

(f)                                   Notwithstanding anything herein or in any other Loan Document to the contrary, including subsection 2.6 hereof, (i) the obligations of Holding under this Agreement, including in respect of its Guarantor Obligations, are expressly limited recourse obligations of Holding, and such obligations shall be payable solely from, limited to, and shall in no event exceed, Holding’s Pledged Collateral, and (ii) upon the collection, sale or disposition of, or other realization upon, all of Holding’s Pledged Collateral by or on behalf of the Collateral Agent or any Secured Party, whether pursuant to Section 6 of this Agreement or otherwise, the obligations of Holding under this Agreement, including in respect of its Guarantor Obligations, shall be irrevocably and indefeasibly terminated and shall not be subject to reinstatement under any circumstance.

2.2                               Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of subsection 2.3. The provisions of this subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3                               No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the other Secured Parties by the Borrower on account of the Borrower Obligations are paid in full in cash and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

2.4                               Amendments, etc. with respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Collateral Agent, the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5                               Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment (whether or not any bankruptcy, insolvency, receivership or other similar proceeding shall have stayed the accrual or collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Security Collateral, (e) any change in the structure or existence of the Borrower, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives the Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6                               Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7                               Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in subsection 10.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with subsection 10.2 of the Credit Agreement.

SECTION 3     GRANT OF SECURITY INTEREST

3.1                               Grant. Each Grantor hereby grants, subject to existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of business, to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in subsection 3.3. The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in subsection 3.3:

(a)                                 all Accounts;

(b)                                 all Chattel Paper;

(c)                                  all Contracts;

(d)                                 all Documents;

(e)                                  all Equipment and Goods;

(f)                                   all General Intangibles;

(g)                                  all Instruments;

(h)                                 all Intellectual Property;

(i)                                     all Inventory;

(j)                                    all Money (including all Cash)

(k)                                 all Cash Equivalents (as defined in the ABL/Term Loan Intercreditor Agreement);

(l)                                     all Deposit Accounts and all Securities Accounts;

(m)                             all Investment Property;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Fixtures;

(p)                                 all Supporting Obligations;

(q)                                 all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 6 (together with any Commercial Tort Actions subject to a further writing provided in accordance with subsection 5.2.12);

(r)                                    all books and records pertaining to any of the foregoing;

(s)                                   the Collateral Proceeds Account; and

(t)                                    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include (i) any Pledged Collateral or (ii) any property or assets specifically excluded from Pledged Collateral (including any voting Capital Stock (within the meaning of Treasury Regulations section 1.956-2(c)(2), and including for these purposes any investment deemed to be equity for United States tax purposes) of any Foreign Subsidiary in excess of 65% of any series of such stock).

3.2                               Pledged Collateral. Each Granting Party that is a Pledgor, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in subsection 3.3.

3.3                               Certain Exceptions. No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a)                                 any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holding, a Subsidiary of Holding or the Borrower or an Affiliate of any of the foregoing (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code and other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(b)                                 any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) is subject to a Lien described in subsection 7.2(h) of the Credit Agreement (with respect to Purchase Money Obligations or Capitalized Lease Obligations) or 7.2(o) of the Credit Agreement (with respect to such Liens described in such subsection 7.2(h) of the Credit Agreement (or any corresponding provision of the First Lien Credit Agreement, ABL Credit Agreement or any Additional Credit Facility, provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as reasonably determined in writing by the Borrower and notified in writing to the Collateral Agent)) (but in each case only for so long as such Liens are in place); or (y) is subject to any Lien in respect of Hedging Obligations (as defined in the Credit Agreement, but excluding any Hedging Obligations secured under (A) any Security Document, (B) any ABL Collateral Document (as defined in the ABL/Term Loan Intercreditor Agreement) or (C) any Additional Collateral Document (as defined in the Base Intercreditor Agreement)) permitted by subsection 7.2 of the Credit Agreement (or any corresponding provision of the First Lien Credit Agreement, the ABL Credit Agreement or any Additional Credit Facility, provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as reasonably determined in writing by the Borrower and notified in writing to the Collateral Agent)) (but only for so long as such Liens are in place), and such Equipment or other property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions, or to such Hedging Obligations (as defined in the Credit Agreement), and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) any such Hedging Obligations or (2) any other agreements, instruments or documents related to any such Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii) of this subclause (y);

(c)                                  any property (and/or related rights and/or assets) (A) that would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property (x) has been sold or otherwise transferred in connection with (i) a Special Purpose Financing, (ii) a Sale and Leaseback Transaction the proceeds of which are applied pursuant to subsection 3.4 of the Credit Agreement (or any corresponding provision of the First Lien Credit Agreement, the ABL Credit Agreement or any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as reasonably determined in writing by the Borrower and notified in writing to the Collateral Agent)) if and to the extent required thereby or (iii) an Exempt Sale and Leaseback Transaction, or (y) constitutes the Proceeds or products of any property that has been sold or otherwise transferred pursuant to such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction (other than any payments received by such Granting Party in payment for the sale and transfer of such property in such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction) or (B) is subject to any Liens securing Indebtedness incurred in compliance with subsection 7.1(b)(ix) of the Credit Agreement, or Liens permitted under subsection 7.2(m)(vii) or 7.2(p)(xii) of the Credit Agreement (or in each case any corresponding provision of the First Lien Credit Agreement, the ABL Credit Agreement or any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as reasonably determined in writing by the Borrower and notified in writing to the Collateral Agent);

(d)                                 Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock;

(e)                                  any interest in leased real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(f)                                   any fee interest in owned real property (including Fixtures related thereto) if the fair market value of such fee interest is less than $10,000,000 individually;

(g)                                  any Vehicles and any assets subject to certificate of title;

(h)                                 Letter-of-Credit Rights and Commercial Tort Claims individually with a value of less than $10,000,000;

(i)                                     assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Holding or any of its Subsidiaries as reasonably determined in writing by the Borrower and the Administrative Agent and to the extent such assets would otherwise constitute Term Priority Collateral, the First Lien Collateral Agent, that are excessive in view of the benefits that would be obtained by the First Lien Secured Parties;

(j)                                    those assets over which the granting of security interests in such assets would be prohibited by contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), including contracts over which the granting of security interests therein would result in termination thereof (in each case, after giving effect to the applicable anti-assignment provisions of the Code and other applicable law, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the Code and/or other applicable law notwithstanding such prohibitions), or to the extent that such security interests would result in material adverse tax consequences to Holding, the Borrower or any one or more of its Subsidiaries as reasonably determined in writing by the Borrower and notified in writing to the Collateral Agent (it being understood that the Lenders shall not require the Borrower or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law);

(k)                                 the Acquisition Agreement and any rights therein or arising thereunder (it being understood that this clause (k) shall not apply to any proceeds of the Acquisition Agreement);

(l)                                     (i) any assets specifically requiring perfection through control agreements (including cash, cash equivalents, deposit accounts or other bank or securities accounts but excluding the Collateral Proceeds Account, DDAs, Concentration Accounts, the Core Concentration Account and Blocked Accounts (in each case only to the extent a control agreement is required pursuant to Subsection 4.16 of the ABL Credit Agreement)) to the extent the security interest in such asset is not automatically perfected by filings under the Uniform Commercial Code of any applicable jurisdiction or, in the case of Pledged Stock, by being held by the Collateral Agent, the Administrative Agent, any Collateral Representative, the First Lien Collateral Agent or an Additional Agent as agent for the Collateral Agent or in accordance with the Base Intercreditor Agreement and (ii) (A) so long as the ABL Credit Agreement is in effect, Excluded Accounts (as defined in the ABL Credit Agreement) and (B) at any time that the ABL Credit Agreement is not in effect, deposit accounts used exclusively as escrow, fiduciary or trust accounts or designated disbursement accounts and non-U.S. bank accounts;

(m)                             Foreign Intellectual Property;

(n)                                 any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part thereof;

(o)                                 any Capital Stock and other securities of a Subsidiary of the Borrower to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of any holders of securities results in the Borrower or any of its Restricted Subsidiaries being required to file separate financial statements for such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement;

(p)                                 any assets or property of Holding, other than the Pledged Stock of the Borrower;

(q)                                 any Goods in which a security interest is not perfected by filing a financing statement in the applicable Grantor’s jurisdiction of organization; and

(r)                                    any assets or property that constitute “Excluded Assets” under and as defined in the First Lien Collateral Agreement.

Notwithstanding the foregoing clauses (a) through (r), prior to the Discharge of ABL Obligations, “Excluded Assets” shall not include any property or asset that is Term Loan Priority Collateral or ABL Priority Collateral at any time such property or asset (i) constitutes “Collateral” or “Pledged Collateral” under the ABL Collateral Agreement and (ii) for the avoidance of doubt, is not an “Excluded Asset” under the ABL Collateral Agreement.

3.4                               Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to subsections 3.1 and 3.2 shall (a) with respect to all Security Collateral other than Security Collateral constituting Term Loan Priority Collateral, prior to the Discharge of ABL Obligations, be subject and subordinate to the Liens granted to the ABL Collateral Agent for the benefit of the ABL Secured Parties to secure the ABL Obligations pursuant to the ABL Collateral Agreement as and to the extent provided for therein, (b) with respect to all Security Collateral, prior to the Discharge of Senior Priority Obligations, be junior in priority to the Liens granted to any Senior Priority Agent for the benefit of the holders of the applicable Senior Priority Obligations to secure such Senior Priority Obligations pursuant to the applicable Senior Priority Documents and (c) with respect to all Security Collateral, prior to the Discharge of Additional Obligations that are Junior Priority Obligations, be pari passu and equal in priority to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations that are Junior Priority Obligations to secure such Additional Obligations that are Junior Priority Obligations pursuant to the applicable Additional Collateral Documents (except, in the case of this clause (c), as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Secured Parties, and any Additional Agent, on behalf of itself and the Additional Secured Parties represented thereby). The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the ABL Collateral Agent, the First Lien Collateral Agent and any Additional Agent shall be determined solely pursuant to any applicable Intercreditor Agreement, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of each applicable Intercreditor Agreement. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the First Lien Collateral Agent and any Additional Agent, in the case of the Base Intercreditor Agreement, (ii) the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, (x) for so long as ABL Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral constituting the ABL Priority Collateral shall be satisfied by causing such ABL Priority Collateral to be delivered to the ABL Collateral Agent or the applicable ABL Collateral Representative (as defined in the ABL/Term Loan Intercreditor Agreement) to be held in accordance with the ABL/Term Loan Intercreditor Agreement, (y) for so long as any Senior Priority Obligations or any Additional Obligations that are Senior Priority Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Collateral Representative to be held in accordance with the applicable Intercreditor Agreement and (z) for so long as any Additional Obligations that are Junior Priority Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Collateral Representative to be held in accordance with the applicable Intercreditor Agreement.

SECTION 4     REPRESENTATIONS AND WARRANTIES

4.1                               Representations and Warranties of Each Guarantor. To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to the Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2                               Representations and Warranties of Each Grantor. To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1                     Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including, without limitation, subsection 7.2 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens securing Indebtedness. As of the Closing Date, except as set forth on Schedule 3, (x) in the case of the Term Loan Priority Collateral, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Term Loan Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia and (y) in the case of the ABL Priority Collateral, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s ABL Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except, in each case, such as have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are in respect of Liens permitted by the Credit Agreement (including, without limitation, subsection 7.2 thereof) or any other Loan Document or for which termination statements will be delivered on or prior to the Closing Date.

4.2.2                     Perfected Liens.

(a)                                 his Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)                                 Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents upon the earlier of such Filing or the delivery to and continuing possession by the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and upon the obtaining and maintenance of “control” (as described in the Code) by the First Lien Collateral Agent, the First Lien Administrative Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with any applicable Intercreditor Agreement of the Collateral Proceeds Account, Blocked Accounts, all Electronic Chattel Paper and all Letter-of-Credit Rights a security interest in which is perfected by “control” (in the case of Blocked Accounts to the extent required under Subsection 4.16 of the ABL Credit Agreement) and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 6 on the date of this Agreement), upon the taking of the actions required by subsection 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and, subject to subsection 3.4, will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the First Lien Collateral Agent, the First Lien Administrative Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent (in accordance with any applicable Intercreditor

Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 4A, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 5, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements delivered to the Collateral Agent by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 4B.

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Permitted Liens”: Liens permitted pursuant to the Loan Documents, including, without limitation, those permitted to exist pursuant to subsection 7.2 of the Credit Agreement.

“Specified Assets”: the following property and assets of such Grantor:

(1)                                 Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Borrower and its Subsidiaries taken as a whole;

(2)                                 Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by filing and acceptance of intellectual property security agreements in the United States Copyright Office or (b) the Uniform Commercial

Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

(3)                                 Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(4)                                 goods included in Collateral received by any Person for “sale or return” within the meaning of Section 2-326(1)(b) of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

(5)                                 Fixtures, Vehicles, any other assets subject to certificates of title, and Money and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest therein is perfected by the filing of a financing statement under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction);

(6)                                 proceeds of Accounts, receivables or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not been transferred to or deposited in the Collateral Proceeds Account (if any) or a Deposit Account of a Grantor subject to the Collateral Agent’s control;

(7)                                 Contracts, Accounts or receivables subject to the Assignment of Claims Act;

(8)                                 Fixtures; and

(9)                                 uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3                     Jurisdiction of Organization.

(a)                                 On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4B.

4.2.4                     Farm Products. None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5                     Accounts Receivable. The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

4.2.6                     Patents, Copyrights and Trademarks. Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents but excluding licenses to commercially available “off-the-shelf” software) owned by such Grantor in its own name as of the date hereof, in each case, that is not Foreign Intellectual Property.

4.3                               Representations and Warranties of Each Pledgor. To induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party that:

4.3.1                     Except as provided in subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting voting Capital Stock (within the meaning of Treasury Regulations section 1.956-2(c)(2), and including for these purposes any investment deemed to be equity for United States tax purposes) of any Foreign Subsidiary, as of the Closing Date such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of each series of the voting Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2                     [RESERVED]

4.3.3                     Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens arising by operation of law or permitted by the Credit Agreement (or described in the definition of “Permitted Lien” in the Credit Agreement).

4.3.4                     Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon delivery to the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, will constitute a valid, perfected second priority (subject, in terms of priority only, to the priority of the Liens of the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, in each case subject to subsection 3.4 and any Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5                     Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the obtaining and maintenance of “control” (as described in the Code) by the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with each applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected second priority (subject, in terms of priority only, to the priority of the Liens of the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to subsection 3.4 and any Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5     OVENANTS

5.1                               Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing, shall have been paid in full in cash and the Commitments shall have terminated, (ii) a sale or other disposition of all the Capital Stock of such Guarantor (other than to the Borrower or a Subsidiary Guarantor), or, if such Guarantor is a Subsidiary Guarantor, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Borrower, in each case that is permitted under the Credit Agreement or (iii) such Guarantor becoming an Excluded Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2                               Covenants of Each Grantor. Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) a sale or other disposition of all the Capital Stock of such Grantor (other than to the Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Borrower, in each case that is permitted under the Credit Agreement or (iii) such Grantor becoming an Excluded Subsidiary:

5.2.1                     Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Intercreditor Agreements.

5.2.2                     [Reserved].

5.2.3                     Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4                     Maintenance of Perfected Security Interest; Further Documentation.

(a)                                 Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in subsection 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)                                 Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Term Loan Collateral and such other reports in connection with such Grantor’s Term Loan Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.

(c)                                  At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) as in effect from time to time in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Borrower nor any Grantor will be required to (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) so long as the ABL Credit Agreement is in effect, as required by Subsection 4.16 of the ABL Credit Agreement and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent, (or another Person as required under any applicable Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except, in each case, to the extent consisting of proceeds perfected by the filing of a financing statement under the Code or, in the case of Pledged Stock, by being held by the First Lien Collateral Agent, any Collateral Representative or any Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)                                 The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5                     Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event within 30 days of such change); provided that, promptly after receiving a written request therefor from the Collateral Agent, such Grantor shall deliver to the Collateral Agent all additional financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Collateral Agent.

5.2.6                     [Reserved].

5.2.7                     Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8                     Accounts Receivable.

(a)                                 With respect to Accounts Receivable constituting Term Loan Priority Collateral and, after the Discharge of ABL Obligations, with respect to Accounts Receivable constituting Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any Account Receivable unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting Collateral taken as a whole.

(b)                                 Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts

Receivable constituting Term Priority Collateral and, after the Discharge of ABL Obligations, constituting Collateral that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts Receivable constituting Collateral.

5.2.9                     Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, provided that with respect to the ABL Priority Collateral, the satisfactory maintenance of such records shall be determined in good faith by such Grantor or the Borrower.

5.2.10              Acquisition of Intellectual Property. Concurrently with or prior to the delivery of the annual Compliance Certificate pursuant to subsection 6.2(b) of the Credit Agreement, the Borrower will notify the Collateral Agent of any acquisition by the Grantors of any registration of any material United States Copyright, Patent or Trademark constituting Collateral, and each applicable Grantor shall take such actions as may be reasonably requested by the Collateral Agent (but only to the extent such actions are within such Grantor’s control and, prior to the Discharge of Senior Priority Obligations, consistent with any request of the First Lien Collateral Agent or any other Senior Priority Agent with respect to such Collateral) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral, by the making of appropriate filings in the United States Patent and Trademark Office, or with respect to Copyrights, the United States Copyright Office.

5.2.11              [Reserved].

5.2.12              Commercial Tort Actions. All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor on the date hereof, are described in Schedule 6 hereto. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon and subject to the terms of this Agreement.

5.3                               Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Pledgor, a sale or other disposition of all the Capital Stock of such Pledgor (other than to the Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Pledgor (other than Holding) ceases to be a Restricted Subsidiary of the Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any Pledgor, such Pledgor becoming an Excluded Subsidiary:

5.3.1                     Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties), the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the voting Capital Stock (within the meaning of Treasury Regulations section 1.956-2(c)(2), and including for these purposes any investment deemed to be equity for United States tax purposes). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement to be held by the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by any applicable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2                     [Reserved]

5.3.3                     Pledged Notes.

(a)                                 Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to subsection 9.15), deliver to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor, endorsed in blank or, at the request of the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement. Furthermore, within ten Business Days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) after any Pledgor obtains a Pledged Note, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement.

5.3.4                     Maintenance of Security Interest.

(a)                                 Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor provided, that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Borrower nor any other Pledgor will be required to (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) so long as the ABL Credit Agreement is in effect, as required by Subsection 4.16 of the ABL Credit Agreement and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except, in each case (A) so long as the ABL Credit Agreement is in effect, as required by Subsection 4.16 of the ABL Credit Agreement and (B) to the extent consisting of proceeds perfected by the filing of a financing statement under the Code or, in the case of Pledged Stock, by being held by the Collateral Agent, the First Lien Collateral Agent, any Collateral Representative or an Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(b)                                 The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining or delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

(c)                                  Notwithstanding any provision of subsection 6.9 or subsection 6.12 of the Credit Agreement or any provision of this Agreement to the contrary, prior to the Discharge of Senior Priority Obligations, (i) the requirements of subsection 6.9 and of subsection 6.12 of the Credit Agreement to deliver any Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the First Lien Collateral Agent or the Senior Priority Representative (as defined in the Base Intercreditor Agreement or the ABL/Term Loan Lien Intercreditor Agreement, or the equivalent term in any Other Intercreditor Agreement), (ii) the Borrower shall, and shall cause each Restricted Subsidiary to, comply with the requirements of subsection 6.9 and of subsection 6.12 of the Credit Agreement with respect to the obligations thereunder only to the same extent that the Borrower and such Restricted Subsidiaries are required to comply with provisions analogous to subsection 6.9 and of subsection 6.12 of the Credit Agreement under the First Lien Credit Agreement or documentation governing any other Senior Priority Obligation and (iii) the First Lien Collateral Agent or the Senior Priority Representative (as defined in the Base Intercreditor Agreement or the Junior Lien Intercreditor Agreement, or the equivalent term in any Other Intercreditor Agreement) shall have sole discretion (in consultation with the Borrower, if applicable) with respect to any determination concerning Collateral as to which the Administrative Agent or the

Collateral Agent would have authority to exercise under subsection 6.9 or subsection 6.12 of the Credit Agreement.

SECTION 6 REMEDIAL PROVISIONS

6.1                               Certain Matters Relating to Accounts.

(a)                                 At any time and from time to time after the occurrence and during the continuance of an Event of Default, if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement), the Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement) upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)                                 [Reserved].

(c)                                  At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 8.1(a) of the Credit Agreement if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement) at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d)                                 So long as no Event of Default has occurred and is continuing, subject to each applicable Intercreditor Agreement, the Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account or any other account designated by such Grantor. In the event that an Event of Default has occurred and is continuing, if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement), the Collateral Agent and the Grantors agree that the Collateral Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the Collateral Agent or at another institution reasonably acceptable to the Collateral Agent. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

6.2                               Communications with Obligors; Grantors Remain Liable.

(a)                                 The Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 8.1(a) of the Credit Agreement, if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement), communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)                                 Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 8.1(a) of the Credit Agreement, if the Discharge of ABL Obligations and the Discharge of Senior Priority Obligations have occurred (subject to each applicable Intercreditor Agreement), each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3                               Pledged Stock.

(a)                                 Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to subsection 6.3(b) (which notice shall automatically be deemed to have been given in the case of an Event of Default pursuant to subsection 8.1(f) of the Credit Agreement), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)                                 Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors (which notice shall automatically be deemed to have been given in the case of an Event of Default pursuant to subsection 8.1(f) of the Credit Agreement), (i) the Collateral Agent, the First Lien Collateral Agent or the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent or the respective nominee thereof in accordance with the terms of each applicable Intercreditor Agreement, and the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, or acting through its respective nominee, if applicable, in accordance with the terms of each applicable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine, all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in subsection 6.6 other than in accordance with subsection 6.6.

(c)                                  Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to each applicable Intercreditor Agreement, (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

6.4                               Proceeds to be Turned Over to the Collateral Agent. In addition to the rights of the Collateral Agent and the other Secured Parties specified in subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, or the ABL Collateral Agent, the First Lien Collateral Agent and the other ABL Secured Parties or any Additional Agent and the other applicable Additional Secured Parties (as defined in the applicable Intercreditor Agreement), or the applicable Collateral Representative, as applicable, in each case in accordance with the terms of the applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent, the ABL Collateral Agent, the First Lien Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, the ABL Collateral Agent, the First Lien Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required). All Proceeds of Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to each applicable Intercreditor Agreement. All Proceeds of Collateral while held by the Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in subsection 6.5 and each applicable Intercreditor Agreement.

6.5                               Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in the Credit Agreement) received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to each applicable Intercreditor Agreement, be applied by the Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in subsection 9.14 of the Credit Agreement.

6.6                               Code and Other Remedies. If an Event of Default shall occur and be continuing, subject to the terms of each applicable Intercreditor Agreement, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law and subject to each applicable

Intercreditor Agreement, all rights and remedies of a secured party under the Code or any other applicable law and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith (subject to the terms of any documentation governing any Special Purpose Financing) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law and subject to each applicable Intercreditor Agreement, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request (subject to the terms of any documentation governing any Special Purpose Financing and subject to each applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in subsection 6.5 above, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7                               Registration Rights.

(a)                                 Subject to each applicable Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to subsection 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the

Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)                                 Such Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)                                  Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this subsection 6.7 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection 6.7 shall be specifically enforceable against such Pledgor, and, to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

6.8                               Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans and, to the extent then due and owing, all other Obligations of such Granting

Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7                               THE COLLATERAL AGENT

7.1                               Collateral Agent’s Appointment as Attorney-in-Fact, etc..

(a)                                 Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement, (x) each Pledgor hereby gives the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in subsection 6.6(a) or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     subject to the terms of any documentation governing any Special Purpose Financing, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)                                  in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)                              subject to the terms of any documentation governing any Special Purpose Financing, (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                 The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.

(c)                                  Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2                               Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

7.3                               Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including, without limitation, the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements, provided that any collateral description in any financing statement or other filing or recording document or instrument with respect to Holding and/or Holding’s Pledged Collateral shall be limited to an accurate and precise description of Holding’s Pledged Collateral. The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4                               Authority of Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5                               Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor , and the Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement). Notwithstanding anything to the contrary in this subsection 7.5, no Grantor will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent or any other Secured Party (or their respective representatives) is prohibited by any Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

SECTION 8                               NON-LENDER SECURED PARTIES

8.1                               Rights to Collateral.

(a)                                 The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Guarantor under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holding or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning, the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agent seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)                                 Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holding or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c)                                  Notwithstanding any provision of this subsection 8.1, the Non-Lender Secured Parties shall be entitled, subject to each applicable Intercreditor Agreement, to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Intercreditor Agreements on its behalf.

(d)                                 Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Guarantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2                               Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3                               Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in subsection 8.1(b) above), except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person. To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holding, any Subsidiary of Holding, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person.

8.4                               Designation of Non-Lender Secured Parties. The Borrower may from time to time designate a qualifying Person as a “Bank Products Provider,” a “Hedging Provider” or a “Management Credit Provider” hereunder by written notice to the Collateral Agent. Upon being so designated by the Borrower, such Bank Products Provider, Hedging Provider or Management Credit Provider (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Borrower; provided that, at the time of the Borrower’s designation of such Non-Lender Secured Party, the obligations of the relevant Grantor under the applicable Hedging Agreement, Bank Products Agreement or Management Guarantee (as the case may be) have not been designated as ABL Obligations, Junior Priority Obligations or Additional Obligations.

SECTION 9                               MISCELLANEOUS

9.1                               Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent; provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent and (b) notwithstanding anything to the contrary in subsection 10.1 of the Credit Agreement, no such waiver and no such amendment or modification shall amend, modify or waive the definition of “Secured Party” or subsection 6.5 if such waiver, amendment, or modification would adversely affect a Secured Party without the written consent of each such affected Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreements that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreements or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Collateral Agent in accordance with this subsection 9.1.

9.2                               Notices. All notices, requests and demands to or upon the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with subsection 10.2 of the Credit Agreement.

9.3                               No Waiver by Course of Conduct; Cumulative Remedies. None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4                               Enforcement Expenses; Indemnification.

(a)                                 Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the Collateral Agent and the Administrative Agent, in each case to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

(b)                                 Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from bad faith, gross negligence or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c)                                  The agreements in this subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5                               Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns permitted by the Credit Agreement.

9.6                               Set-Off. Each Guarantor (other than Holding) hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or the Borrower, any such notice being expressly waived by each Guarantor and by the Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under subsection 8.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7                               Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8                               Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9                               Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10                        Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11                        GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.12                        Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”), and appellate courts from either of them;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that the New York Courts and appellate courts from either of them shall be the exclusive forum for any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, and that it shall not initiate (or collusively assist in the initiation of) any such action or proceeding in any court other than the New York Courts and appellate courts from either of them; provided that

(i)                                     if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having such jurisdiction;

(ii)                                  in the event that a legal action or proceeding is brought against any party hereto or involving any of its property or assets in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party shall be entitled to assert any claim or defense (including any claim or defense that this subsection 9.12(c) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding;

(iii)                               the Collateral Agent may bring any legal action or proceeding against any Loan Party in any jurisdiction in connection with the exercise of any rights under any Security Documents, provided that any Loan Party shall be entitled to assert any claim or defense (including any claim or defense that this subsection 9.12(c) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding; and

(iv)                              any party hereto may bring any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment;

(d)                                 agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or the Collateral Agent, as the case may be, at the address specified in subsection 10.2 of the Credit Agreement or at such other address of which the Collateral Agent and the Borrower shall have been notified pursuant thereto;

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any consequential or punitive damages.

9.13                        Acknowledgments. Each Granting Party hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14                        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN, (B) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVER IN THE FOREGOING CLAUSE (A) AND (C) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SUBSECTION 9.14.

9.15                        Additional Granting Parties. Each new Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 6.9(b) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 2 hereto. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Borrower pursuant to subsection 6.9(b) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement in substantially the form of Annex 3 hereto.

9.16                        Releases.

(a)                                 At such time as the Loans and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full and the Commitments have been terminated, all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Collateral Agent shall deliver to such Granting Party any Security Collateral held by the Collateral Agent hereunder, and the Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party such documents (including without limitation UCC termination statements) as such Granting Party shall reasonably request to evidence such termination.

(b)                                 Upon a sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with a sale or other disposition of all the Capital Stock of any Granting Party or any other transaction or occurrence as a result of which such Granting Party ceases to be a Restricted Subsidiary of the Borrower or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor ) permitted under the Credit Agreement, the Collateral Agent shall, upon receipt from the Borrower of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale, disposition or other transaction, identifying such Granting Party or the relevant Security Collateral, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, execute and deliver to the Borrower or the relevant Granting Party, at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as the Borrower or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c)                                  Upon any Granting Party becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the Collateral Agent shall, upon the request of the Borrower or such Granting Party, deliver to the Borrower or such Granting Party any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Borrower or such Granting Party (at the sole cost and expense of the Borrower or such Granting Party) all releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Borrower or such Granting Party may reasonably request.

(d)                                 Upon any Security Collateral being or becoming an Excluded Asset, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

(e)                                  Notwithstanding any other provision of this Agreement or any other Loan Document, Holding shall have the right to transfer all of the Capital Stock of the Borrower held by Holding to any Parent Entity or any Subsidiary of any Parent Entity (a “Successor Holding Company”) that (i) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and (ii) assumes all of the obligations of Holding under this Agreement and the other Loan Documents to which Holding is a party by executing and delivering to the Collateral Agent a joinder substantially in the form of Annex 4 hereto, or one or more other documents or instruments, together with a financing statement in appropriate form for filing under the Uniform Commercial Code of the relevant jurisdiction, in form and substance reasonably satisfactory to the Collateral Agent, upon which (x) such Successor Holding Company will succeed to, and be substituted for, and may exercise every right and power of, Holding under this Agreement and the other Loan Documents, and shall be thereafter be deemed to be “Holding” for purposes of this Agreement and the other Loan Documents, (y) Holding as predecessor to the Successor Holding Company (“Predecessor Holding”) shall be irrevocably and unconditionally released from its Guarantee and all other obligations hereunder and under the other Loan Documents, and (z) the Lien pursuant to this Agreement on all Security Collateral of Predecessor Holding, and any Lien pursuant to any other Loan Document on any other property or assets of Predecessor Holding, shall be automatically released (it being understood that such transfer of Capital Stock of the Borrower to and assumption of rights and obligations of Holding by such Successor Holding Company shall not constitute a Change of Control). At the request and the sole expense of Predecessor Holding or the Borrower, the Collateral Agent shall deliver to Predecessor Holding any Security Collateral and other property or assets of Predecessor Holding held by the Collateral Agent that is not required to be pledged under this Agreement or any other Loan Document by Successor Holding

Company (including the Capital Stock of the Borrower) and execute, acknowledge and deliver to Predecessor Holding (subject to subsection 7.2, without recourse and without representation or warranty) such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as Predecessor Holding or the Borrower shall reasonably request to evidence or effect the release of Predecessor Holding from its Guarantee and other obligations hereunder and under the other Loan Documents, and the release of the Liens created hereby on Predecessor Holding’s Security Collateral (other than the Capital Stock of the Borrower) and by any other Loan Document on any other property or assets of Predecessor Holding.

(f)                                   So long as no Event of Default has occurred and is continuing, the Collateral Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either subsection 5.3.1 or 6.4 and not otherwise applied in accordance with subsection 6.5.

(g)                                  The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this subsection 9.16.

9.17                        Transfer Tax Acknowledgment. Each party hereto acknowledges that the shares delivered hereunder are being transferred to and deposited with the Collateral Agent (or other Person in accordance with any applicable Intercreditor Agreement) as security for the Obligations and that this Section 9.17 is intended to be the certificate of exemption from New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.

[Remainder of page left blank intentionally; Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

LBM MIDCO, LLC

By:	/s/ James J. Connors, II
	Name:	James J. Connors, II
	Title:	Vice President and Secretary

[Signature Page to Second Lien Guarantee and Collateral Agreement]

LBM BORROWER, LLC

By:	/s/ James J. Connors, II
	Name:	James J. Connors, II
	Title:	Vice President and Secretary

[Signature Page to Second Lien Guarantee and Collateral Agreement]

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Collateral Agent

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/s/ Michaela Kenny
	Name	Michaela Kenny
	Title:	Authorized Signatory

[Signature Page to Second Lien Guarantee and Collateral Agreement]

EXECUTION VERSION

Schedule 1 to

Second Lien Guarantee and Collateral Agreement

NOTICE ADDRESSES OF GUARANTORS

LBM Borrower, LLC

c/o Kelso & Company

320 Park Avenue, 24th Floor

New York, NY 10022

Attention: James J. Connors II, Esq.

Telephone: 901-766-1400

Facsimile: 901-766-1107

Other Entities listed on schedule 4B:

c/o Kelso & Company

320 Park Avenue, 24th Floor

New York, NY 10022

Attention: James J. Connors II, Esq.

Telephone: 901-766-1400

Facsimile: 901-766-1107

In each case, with copies to:

LBM Borrower, LLC

1990 Larsen Road

Green Bay, Wisconsin 54303

Attention: Brian Hein

Telephone: 920-491-8234

Facsimile: 920-494-9570

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Pierre Maugüé, Esq.

Facsimile: (212) 521-7015

Telephone:(212) 909-6000

Schedule 2 to

Second Lien Guarantee and Collateral Agreement

PLEDGED SECURITIES

Pledged Uncertificated Stock

Entity	Pledgor	Jurisdiction
LBM Borrower, LLC	LBM Midco, LLC — 100%	Delaware

Pledged Notes

None.

Schedule 3 to

Second Lien Guarantee and Collateral Agreement

PERFECTION MATTERS

Existing Security Filings

None.

Existing Intellectual Property Filings

None.

Closing Date UCC Filings

Debtor	Jurisdiction	Filing Office	Document Filed
LBM Midco, LLC	Delaware	Delaware Secretary of State	August 20, 2015
LBM Borrower, LLC	Delaware	Delaware Secretary of State	August 20, 2015

Closing Date Intellectual Property Filings

None.

Schedule 4A to
Second Lien Guarantee and Collateral Agreement

FINANCING STATEMENTS

See attached.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: ALL ASSETS. F#484375 A#678870 8. OPTIONAL FILER REFERENCE DATA: 7865180  DE  Secretary of State (SECOND LIEN)  FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) 5. Check only if applicable and check only one box: Collateral is held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative 6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box: Public-Finance Transaction Manufactured-Home Transaction A Debtor is a Transmitting Utility Agricultural Lien Non-UCC Filing 7. ALTERNATIVE DESIGNATION (if applicable): Lessee/Lessor Consignee/Consignor Seller/Buyer Bailee/Bailor Licensee/Licensor OR 3a. ORGANIZATION'S NAME CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, AS COLLATERAL AGENT 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 3c. MAILING ADDRESS 11 MADISON AVENUE CITY NEW YORK STATE NY POSTAL CODE 10010 COUNTRY USA OR 2a. ORGANIZATION'S NAME 2b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY OR 1a. ORGANIZATION'S NAME LBM BORROWER, LLC 1b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c. MAILING ADDRESS 320 PARK AVENUE, 24TH FLOOR CITY NEW YORK STATE NY POSTAL CODE 10022 COUNTRY USA A. NAME & PHONE OF CONTACT AT FILER (optional) National Corporate Research, Ltd.8008280938 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. E-MAIL CONTACT AT FILER (optional) Alb.UCC.Filings@nationalcorp.com C. SEND ACKNOWLEDGMENT TO: (Name and Address) ational Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 N

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: ALL PLEDGED COLLATERAL AS DESCRIBED ON ANNEX I ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREIN IN ITS ENTIRETY. F#484378 A#678873 8. OPTIONAL FILER REFERENCE DATA: 7865180  DE  Secretary of State (SECOND LIEN) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) 5. Check only if applicable and check only one box: Collateral is held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative 6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box: Public-Finance Transaction Manufactured-Home Transaction A Debtor is a Transmitting Utility Agricultural Lien Non-UCC Filing 7. ALTERNATIVE DESIGNATION (if applicable): Lessee/Lessor Consignee/Consignor Seller/Buyer Bailee/Bailor Licensee/Licensor OR 3a. ORGANIZATION'S NAME CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, AS COLLATERAL AGENT 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 3c. MAILING ADDRESS 11 MADISON AVENUE CITY NEW YORK STATE NY POSTAL CODE 10010 COUNTRY USA OR 2a. ORGANIZATION'S NAME 2b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY OR 1a. ORGANIZATION'S NAME LBM MIDCO, LLC 1b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c. MAILING ADDRESS 320 PARK AVENUE, 24TH FLOOR CITY NEW YORK STATE NY POSTAL CODE 10022 COUNTRY USA A. NAME & PHONE OF CONTACT AT FILER (optional) National Corporate Research, Ltd.8008280938 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. E-MAIL CONTACT AT FILER (optional) Alb.UCC.Filings@nationalcorp.com C. SEND ACKNOWLEDGMENT TO: (Name and Address) ational Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 N

ANNEX I

TO FINANCING STATEMENT

Debtor:	LBM Midco, LLC
320 Park Avenue, 24th Floor
New York, NY 10022

Secured Party:	Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
11 Madison Avenue
New York, NY 10010

The Financing Statement to which this Annex I is attached (the “Financing Statement”) covers all of the Debtor’s right, title and interest in, to and under all of the Pledged Collateral now owned or at any time hereafter acquired by the Debtor, and any Proceeds thereof.

As used herein, capitalized terms have the following meanings and shall include in the singular number the plural, and in the plural the singular.

 “Borrower”: LBM Borrower, LLC, a Delaware limited liability company.

“Capital Stock”: any and all shares of, rights to purchase, warrants or options for, or other equivalents of or interests in (however designated) equity of the Borrower, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Credit Agreement”: that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements) among the Debtor, the Borrower, the Secured Party, and the other parties from time to time party thereto.

“Guarantee and Collateral Agreement”: that certain First Lien Guarantee and Collateral Agreement, dated as of August 20, 2015, made by the Borrower, the Debtor (together with any successor in interest thereto) and certain Subsidiaries (as defined in the Credit Agreement) of the Borrower from time to time party thereto, in favor of the Secured Party, as collateral agent and administrative agent for the banks and other financial institutions from time to time parties to the Credit Agreement.

“Pledged Collateral”: the Pledged Stock now owned or at any time hereafter acquired by the Debtor, and any Proceeds thereof.

“Pledged Stock”: the shares of Capital Stock, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock that may be issued or granted to, or held by, the Debtor while the Guarantee and Collateral Agreement is in effect, unless and until such time as the pledge of such Capital Stock is released in accordance with the terms of the Guarantee and Collateral Agreement and of the Credit Agreement.

“Preferred Stock”: Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of the Borrower, over shares of Capital Stock of any other class of the Borrower.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on August 20, 2015 and, in any event, “Proceeds” of Pledged Stock shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

Schedule 4B to

Second Lien Guarantee and Collateral Agreement

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Organization
LBM Midco, LLC	Delaware
LBM Borrower, LLC	Delaware

Schedule 5 to

Second Lien Guarantee and Collateral Agreement

INTELLECTUAL PROPERTY

Copyrights

None.

Patents

None.

Trademarks

None.

Material Copyright Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
None.

Material Patent Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
None.

Material Trademark Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
None.

Schedule 6 to
Second Lien Guarantee and Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Schedule 7 to
Second Lien Guarantee and Collateral Agreement

LETTER-OF-CREDIT RIGHTS

None.

ANNEX 1

to the Second Lien Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the Second Lien Guarantee and Collateral Agreement, dated as of August 20, 2015 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by and among LBM MIDCO, LLC, a Delaware limited liability company, LBM BORROWER, LLC, a Delaware limited liability company, and the other Granting Parties party thereto in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent and Administrative Agent. The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 of the Agreement.

The terms of subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3 or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
	Name:	[ ]
	Title:	[ ]

Address for Notices:
[ ]

*      This consent is necessary only with respect to any Issuer that is not also a Granting Party.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (as defined herein) pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Base Intercreditor Agreement and the ABL/Term Loan Intercreditor Agreement (each as defined herein). In the event of any conflict between the terms of any Intercreditor Agreement (as defined herein) and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the First Lien Collateral Agent and any Additional Agent (each as defined herein), in the case of the Base Intercreditor Agreement, (ii) the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent (as defined herein) and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement (as defined herein).

ANNEX 2

to the Second Lien Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [          ,        ], 20[        ] (this “Assumption Agreement”), made by [                  ], a [                         ] [corporation] ([each an][the] “Additional Granting Party”), in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, LBM MIDCO, LLC, a Delaware limited liability company (together with its successors and assigns, “Holding”), LBM BORROWER, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to a Second Lien Credit Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower, certain of its Domestic Subsidiaries and Holding are, or are to become, parties to the Second Lien Guarantee and Collateral Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, [the][each] Additional Granting Party is a member of an affiliated group of companies that includes the Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Granting Parties (including such Additional

Granting Party) in connection with the operation of their respective businesses; and the Borrower and the other Granting Parties (including such Additional Granting Party) are engaged in related businesses, and each such Granting Party (including [each] such Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires [the] [each] Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, [the][each] Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, [the][each] Additional Granting Party, as provided in subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Granting Party and a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor](2) and, without limiting the generality of the foregoing, hereby expressly obligates itself with respect to all obligations and liabilities of a Granting Party and a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor](3) thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [ ] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. [The][Each] Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Granting Party and a Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor],(4) contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in subsection 3.3 of the Guarantee and Collateral Agreement].

2.             GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(2)   Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(3)   Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(4)   Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

2

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (as defined herein) pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Base Intercreditor Agreement and the ABL/Term Loan Intercreditor Agreement (each as defined herein). In the event of any conflict between the terms of any Intercreditor Agreement (as defined herein) and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the First Lien Collateral Agent and any Additional Agent (each as defined herein), in the case of the Base Intercreditor Agreement, (ii) the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent (as defined herein) and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement (as defined herein).

ANNEX 3

to the Second Lien Guarantee and Collateral Agreement

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of [           ], 20[     ] (this “Supplemental Agreement”), made by [         ], a [            ] [corporation] (the “Additional Pledgor”), in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as defined below)). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, LBM MIDCO, LLC, a Delaware limited liability company (together with its successors and assigns, “Holding”), LBM BORROWER, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to a Second Lien Credit Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower, certain of its Domestic Subsidiaries and Holding are, or are to become, parties to the Second Lien Guarantee and Collateral Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1 hereto and will be bound by all terms, conditions and duties applicable to a Pledgor under the Guarantee and Collateral Agreement, as a Pledgor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information. The Additional Pledgor hereby represents and warrants that each of the representations and warranties of such Additional Pledgor, in its capacity as a Pledgor, contained in subsection 4.3 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date. The Additional Pledgor hereby undertakes each of the covenants, in its capacity as a Pledgor, contained in subsection 5.3 of the Guarantee and Collateral Agreement. The Additional Pledgor hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Pledged Collateral of such Additional Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, except as provided in subsection 3.3 of the Guarantee and Collateral Agreement. The Additional Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplemental Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

2.             GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

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Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (as defined herein) pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Base Intercreditor Agreement and the ABL/Term Loan Intercreditor Agreement (each as defined herein). In the event of any conflict between the terms of any Intercreditor Agreement (as defined herein) and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the First Lien Collateral Agent and any Additional Agent (each as defined herein), in the case of the Base Intercreditor Agreement, (ii) the Collateral Agent, the First Lien Collateral Agent, the ABL Collateral Agent (as defined herein) and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement (as defined herein).

ANNEX 4

to the Second Lien Guarantee and Collateral Agreement

JOINDER AND RELEASE

JOINDER AND RELEASE, dated as of [         ], [           ] (this “Joinder”) by and among [             ] (“Assignor”), [           ] (“Assignee”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such CIB capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and for the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement (as defined below).

WITNESSETH:

WHEREAS, LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), LBM BORROWER, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to a Second Lien Credit Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Assignor (as the direct parent of the Borrower), the Borrower and certain other subsidiaries of the Borrower entered into the Second Lien Guarantee and Collateral Agreement, dated as of August 20, 2015 (the “Guarantee and Collateral Agreement”) by and among Assignor, the Borrower, certain of the Borrower’s Subsidiaries and the Collateral Agent, pursuant to which, among other things, they agreed to jointly and severally, unconditionally and irrevocably, guarantee all of the obligations of the Borrower under the Credit Agreement and grant security interests in and pledge property and assets, including the Pledged Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, Assignee is acquiring from Assignor all of the Capital Stock of the Borrower;

WHEREAS, in connection therewith, Section 9.16(e) of the Guarantee and Collateral Agreement requires Assignee to assume all of the obligations of Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party; and

WHEREAS, upon the assumption of Assignor’s obligations by Assignee, the Assignor shall be automatically released from its obligations under the Guarantee and Collateral Agreement and any other instrument or document furnished pursuant thereto, and pursuant to Section 9.16(e) of the Guarantee and Collateral Agreement the Collateral Agent shall, among other things, take such actions as may be reasonably requested to evidence such release.

NOW, THEREFORE, IT IS AGREED:

1.              By executing and delivering this Joinder, Assignee hereby expressly assumes all of the obligations of Assignor under the Guarantee and Collateral Agreement and each other Loan Document to which Assignor is a party and agrees that it will be bound by the provisions of the Guarantee and Collateral Agreement and such other Loan Documents. Pursuant to Section 9.16(e) of the Guarantee and Collateral Agreement, Assignee hereby succeeds to, and is substituted for, and shall exercise every right and power of, Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party, and shall be thereafter be deemed to be “Holding” for purposes of the Guarantee and Collateral Agreement and the other Loan Documents and a “Guarantor”, “Granting Party” and “Pledgor” for purposes of the Guarantee and Collateral Agreement as if originally named therein and the Assignor is hereby expressly, irrevocably and unconditionally discharged from all debts, obligations, covenants and agreements under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

2.              The Collateral Agent hereby confirms and acknowledges the release of Assignor from its Guarantee and all other obligations under the Guarantee and Collateral Agreement and all other obligations thereunder and under the other Loan Documents.

3.              The Collateral Agent hereby confirms and acknowledges that the Lien pursuant to the Guarantee and Collateral Agreement on all Security Collateral of Assignor, and any Lien pursuant to any other Loan Document on the property or assets of Assignor, have been automatically released.

4.              Assignee hereby represents and warrants that each of the representations and warranties made by Assignee, in its capacity as a Guarantor, Grantor and Pledgor, in each case solely with respect to the representations and warranties made by Holding, contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date. Assignee hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of Assignee, subject to

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subsection 3.3 of the Guarantee and Collateral Agreement and with the limitations as applicable to Holding.

5.              GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

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